UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): August 21, 2017

Sierra Monitor Corporation

(Exact Name of Registrant as Specified in Charter)

CALIFORNIA	000-7441	95-2481914
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

1991 Tarob Court, Milpitas, California 95035

(Address of Principal Executive Offices) (Zip Code)

408-262-6611

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [  ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Item 8.01. Other Events

Evaluation of Potential Alternative Strategic Transactions

On April 13, 2017, Sierra Monitor Corporation, a California corporation (the “Company”) filed a Current Report on Form 8-K, which disclosed that the Board of Directors (the “Board”) of the Company had undertaken to identify and evaluate potential alternative strategic transactions in order to enhance value to the Company’s shareholders. The Board further advised that, on April 10, 2017, the Company had received $1,000,000 in cash from a potential strategic partner. Of the total cash received, $500,000 was an expense reimbursement for some of the out-of-pocket costs the Company had incurred in connection with its consideration of strategic alternatives. The other $500,000 was a fully refundable amount which the Company expected to return to the payer.

The Board has determined that it is not in the Company’s best interest to continue discussions with the strategic partner. As a result, the Company will return the $500,000 refundable amount and will expense approximately $50,000 in out-of-pocket costs related to its discussions with the strategic partner.

The Board and the Company’s management will continue the process of evaluating opportunities to enhance shareholder value, including a focus on returning to profitability, staffing for growth and evaluating alternative strategic transactions.

Forward-Looking Statements

Statements in this Current Report on Form 8-K, including those statements related to the Board’s identification and evaluation of potential alternative strategic transactions, the potential transactions that could arise thereby and any other statements concerning the Company’s future expectations, beliefs, goals, plans or prospects may constitute forward-looking statements. Generally, forward-looking statements include expressed expectations, estimates and projections of future events and financial performance and the assumptions on which these expressed expectations, estimates and projections are based. Statements that are not historical facts, including statements about the beliefs and expectations of the parties and their management are forward-looking statements. All forward-looking statements are inherently uncertain as they are based on various expectations and assumptions about future events, and they are subject to known and unknown risks and uncertainties and other factors that can cause actual events and results to differ materially from historical results and those projected. Risks and uncertainties include the timing and results of the Board’s evaluation of potential alternative strategic transactions, the effect of such a transaction on the Company or on shareholder value, and the possibility that such a transaction will not be completed, or if completed, not completed on a timely basis. The Company does not undertake any obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future events or otherwise.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Sierra Monitor Corporation

Date: August 21, 2017	By:	/s/ Gordon R. Arnold
Gordon R. Arnold
Interim Chief Executive Officer